NUMBER                                                  INCORPORATED
     C____                                                UNDER THE LAWS OF
                                                             THE STATE OF
                                                                GEORGIA

              GB&T Bancshares, Inc.                              SHARES
                                                                _______

                                                           SEE REVERSE FOR
                             Common Stock                       CERTAIN
                                                              DEFINITIONS

                                                          CUSIP 361462 10 4

              THIS CERTIFIES THAT

                                        SPECIMEN



              is the owner of

              FULLY PAID AND NON-ASSESSABLE SHARES OF FIVE DOLLARS ($5.00) PAR VALUE OF COMMON STOCK OF

              GB&T BANCSHARES, INC. (hereinafter called the "Corporation"),

              transferable on the books of the Corporation by said owner in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

              IN WITNESS WHEREOF the Corporation has caused this certificate to be signed in facsimile by its President and Secretary and a facsimile seal to be hereunto affixed.

              Dated:

                         GB&T BANCSHARES, INC.           /s/ Samuel L. Oliver
                               CORPORATE
                                 SEAL
                                                          CORPORATE SECRETARY
                                GEORGIA

              COUNTERSIGNED AND REGISTERED:
                RELIANCE TRUST COMPANY
                 (ATLANTA, GA)  TRANSFER AGENT AND REGISTRAR
              BY                                          /s/ Richard A. Hunt

                AUTHORIZED SIGNATURE                      PRESIDENT AND
                                                          CHIEF EXECUTIVE
                                                          OFFICER

                   GB&T BANCSHARES, INC.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM - as tenants in common  UNIF GIFT MIN ACT -  ___ Custodian _____
                                                     (Cust)        (Minor)

 TEN ENT - as tenants by the entireties         under Uniform Gifts to Minors

 JT TEN  - as joint tenants with right of
           survivorship and not as tenants           Act__________________
           in common                                        (State)
           Additional abbreviations may also be used though not in the above list.


For value received _____ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE, INCLUDING ZIP CODE OF ASSIGNEE

___________________________________________

____________________________________________________________________
____________________________________________________________________
____________________________________________________________________
____________________________________________________________________
       PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
____________________________________________________________________
____________________________________________________________________
____________________________________________________________________
____________________________________________________________________
____________________________________________________________________
________________________________________________________Share
of the Common Capital Stock represented by the within certificate and do hereby irrevocably constitute and appoint_____________________________ Attorney, to transfer the said shares on the Books of the Corporation with full power of substitution.


                                    __________________________________
                                    NOTICE:  THE SIGNATURE TO THIS
                                    ASSIGNMENT MUST CORRESPOND WITH THE
                                    NAME AS WRITTEN UPON THE FACE OF
                                    THE CERTIFICATE IN EVERY PARTICULAR,
                                    WITHOUT ALTERATION OR ENLARGEMENT OR
                                    ANY CHANGE WHATEVER.

Dated

Signature(s) Guaranteed:             ____________________________
                                             Signature(s)


______________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR  INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.